                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of common shares, no par value, of the Company issuable upon exercise of stock options granted or to be granted under the Company's 2000 Stock Option Plan for Non-Employee Directors and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of May, 2000.

                                            /s/ John B. Blystone
                                      ----------------------------
                                            John B. Blystone

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of common shares, no par value, of the Company issuable upon exercise of stock options granted or to be granted under the Company's 2000 Stock Option Plan for Non-Employee Directors and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of May, 2000.

                                          /s/ John S. Christie
                                      ----------------------------
                                          John S. Christie

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of common shares, no par value, of the Company issuable upon exercise of stock options granted or to be granted under the Company's 2000 Stock Option Plan for Non-Employee Directors and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of May, 2000.

                                       /s/ William S. Dietrich, II
                                      ----------------------------
                                       William S. Dietrich, II

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of common shares, no par value, of the Company issuable upon exercise of stock options granted or to be granted under the Company's 2000 Stock Option Plan for Non-Employee Directors and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of May, 2000.

                                         /s/ Michael J. Endres
                                      ----------------------------
                                         Michael J. Endres

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of common shares, no par value, of the Company issuable upon exercise of stock options granted or to be granted under the Company's 2000 Stock Option Plan for Non-Employee Directors and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of May, 2000.

                                        /s/ Peter Karmanos, Jr.
                                      ----------------------------
                                        Peter Karmanos, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of common shares, no par value, of the Company issuable upon exercise of stock options granted or to be granted under the Company's 2000 Stock Option Plan for Non-Employee Directors and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of May, 2000.

                                         /s/ John H. McConnell
                                      ----------------------------
                                         John H. McConnell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of common shares, no par value, of the Company issuable upon exercise of stock options granted or to be granted under the Company's 2000 Stock Option Plan for Non-Employee Directors and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of May, 2000.

                                           /s/ John P. McConnell
                                      ----------------------------
                                           John P. McConnell

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of common shares, no par value, of the Company issuable upon exercise of stock options granted or to be granted under the Company's 2000 Stock Option Plan for Non-Employee Directors and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of May, 2000.

                                          /s/ Robert B. McCurry
                                      ----------------------------
                                          Robert B. McCurry

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of common shares, no par value, of the Company issuable upon exercise of stock options granted or to be granted under the Company's 2000 Stock Option Plan for Non-Employee Directors and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of May, 2000.

                                         /s/ Gerald Mitchell
                                      ----------------------------
                                         Gerald Mitchell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of common shares, no par value, of the Company issuable upon exercise of stock options granted or to be granted under the Company's 2000 Stock Option Plan for Non-Employee Directors and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of November, 2000.

                                         /s/ Sidney A. Ribeau
                                      ----------------------------
                                         Sidney A. Ribeau

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of common shares, no par value, of the Company issuable upon exercise of stock options granted or to be granted under the Company's 2000 Stock Option Plan for Non-Employee Directors and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of May, 2000.

                                         /s/ Mary Schiavo
                                      ----------------------------
                                         Mary Schiavo